UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2025
Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive
Suite 1000
Chicago
Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
(312)	696-3101
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CENX	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders (the "Annual Meeting") on June 16, 2025. A total of 86,524,850 shares of the Company's common stock were present or represented by proxy at the meeting, representing approximately 92.74% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.

The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each proposal considered at the Annual Meeting is as follows:

Proposal No. 1: Election of Jarl Berntzen, Jennifer Bush, Jesse Gary, Errol Glasser, Wilhelm van Jaarsveld, Andrew Michelmore, and Tamla Olivier to the Company's Board of Directors

The seven persons nominated to serve as directors of the Company received the following number of votes and were elected as directors to serve a one-year term expiring at the annual meeting of stockholders in 2026:

Nominee	For	Withheld	Broker Non-Votes
Jarl Berntzen	80,547,008	1,497,099	4,480,743
Jennifer Bush	81,228,621	815,486	4,480,743
Jesse Gary	81,606,407	437,700	4,480,743
Errol Glasser	81,247,934	796,173	4,480,743
Wilhelm van Jaarsveld	81,609,441	434,666	4,480,743
Andrew Michelmore	77,963,733	4,080,374	4,480,743
Tamla Olivier	81,261,981	782,126	4,480,743

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2025 as follows:

For	Against	Abstain	Broker Non-Votes
85,229,872	1,257,849	37,129	-

Proposal No. 3: Advisory Vote on the Compensation of Named Executive Officers

The stockholders approved, through a non-binding advisory vote, the compensation of the Company's named executive officers as described in the Company's proxy statement as follows:

For	Against	Abstain	Broker Non-Votes
72,790,279	9,221,179	32,649	4,480,743

Proposal No. 4: Proposal to Approve the 2025 Century Aluminum Company Incentive Plan

The stockholders approved the 2025 Century Aluminum Company Incentive Plan as described in the Company's proxy statement as follows:

For	Against	Abstain	Broker Non-Votes
80,715,992	1,310,122	17,993	4,480,743

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	June 18, 2025	By:	/s/ John DeZee
			Name:	John DeZee
			Title:	Executive Vice President, General Counsel and Secretary